Exhibit 10.32

NINTH AMENDMENT TO
PURCHASE AND SALE AGREEMENT

This Ninth Amendment to the Purchase and Sale Agreement (the “Ninth Amendment”) is made and entered into effective the 24th day of December, 2014, by and between FUND XIII AND FUND XIV ASSOCIATES, a Georgia joint venture partnership (“Seller”) and ORC QUADRANGLE, LLC, a Delaware limited liability company (“Purchaser”), as assignee of OWENS REALTY CAPITAL, LLC, a Florida limited liability company.

W I T N E S S E T H:

WHEREAS, the Seller and Purchaser have entered into that certain Purchase and Sale Agreement dated July 11, 2014, as amended by a First Amendment to Purchase and Sale Agreement dated as of July 23, 2014, as further amended by a Second Amendment to Purchase and Sale Agreement dated as of August 20, 2014, as further amended by a Third Amendment to Purchase and Sale Agreement dated as of September 5, 2014, as further amended by a Fourth Amendment to Purchase and Sale Agreement dated as of September 26, 2014, as further amended by a Fifth Amendment to Purchase and Sale Agreement dated as of October 2, 2014, as further amended by a Sixth Amendment to Purchase and Sale Agreement dated as of October 9, 2014, and as further amended by a Seventh Amendment to Purchase and Sale Agreement dated as of October 17, 2014, and as further amended by an Eighth Amendment to Purchase and Sale Agreement dated as of December 15, 2014, as it may now or hereafter be properly amended (the “Agreement”); and

WHEREAS, the parties hereto desire to further amend the Agreement as hereinafter set forth.

NOW, THEREFORE, for and in consideration of the foregoing premises, the mutual covenants and agreements set forth herein, and other good and valuable consideration, all of which each party respectively agrees constitutes sufficient consideration received at or before the execution hereof, the parties hereto do hereby agree as follows:

1.Ratification of the Purchase Agreement. Except as specifically amended hereby, the Agreement shall continue in full force and effect according to its terms. The parties hereto, by their execution hereof, do hereby ratify, affirm and agree to continue to be bound by the Agreement, as amended, nothing herein being deemed a waiver of strict compliance with the terms thereof.

2.Definitions. Article I of the Agreement is hereby amended by deleting the definition of, "Closing Date" in its entirety and replacing it with the following new definition:

"Closing Date" shall mean on or before December 31, 2014 as further described in Section 2.6 hereof.
3.Financing Contingency. Section 6.1 paragraph (d) of the Agreement is hereby amended by deleting the definition of, "Financing Contingency Date" in its entirety and replacing it with the following new definition:

"Financing Contingency Date" shall mean on or before December 31, 2014 as further described in Section 6.1 hereof.

4.Purchase Price. The first sentence of Section 2.4 of the Agreement is hereby deleted in its entirety and replaced with the following first sentence:

“Subject to adjustment and credits as otherwise specified in this Section 2.4 and elsewhere in this Agreement, the purchase price (the "Purchase Price") to be paid by Purchaser to Seller for the Property shall be THIRTEEN MILLION FIVE HUNDRED SEVENTY THOUSAND and NO/100 DOLLARS ($13,570,000.00 U.S.).”

5.Brokerage Commissions. The second sentence of Section 10.1 of the Agreement is hereby deleted in its entirety and replaced with the following:

“In addition, upon the Closing, and only in the event the Closing occurs, Seller shall pay a brokerage commission to Owens Realty Network (“Purchaser’s Broker”) in the amount of One Hundred Twenty Three Thousand Five Hundred Fifty Dollars and No/100 Dollars ($123,550).”

6.Counterpart Execution. This Ninth Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute one instrument. Further, a facsimile signature of either party on any counterpart may be relied upon as an original signature.

IN WITNESS WHEREOF, the parties hereto have duly signed, sealed and delivered this Amendment effective on the day and year first above written.

SELLER:
FUND XIII and FUND XIV ASSOCIATES,
a Georgia joint venture partnership

By:	Wells Real Estate Fund XIII, L.P., a Georgia limited partnership, Venturer

By:	Wells Capital, Inc., a Georgia corporation, its general partner

By: /s/ F. Parker Hudson
Name: F. Parker Hudson
Title: Assistant Vice President

(CORPORATE SEAL)

By:    Wells Real Estate Fund XIV, L.P.,
a Georgia limited partnership, Venturer

By:	Wells Capital, Inc., a Georgia corporation, its general partner

By: /s/ F. Parker Hudson
Name: F. Parker Hudson
Title: Assistant Vice President

(CORPORATE SEAL)

PURCHASER:
OWENS REALTY CAPITAL, LLC, a Florida limited liability company

By: /s/ Scott P. Consoli
Name: Scott P. Consoli
Title: Authorized Representative